UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2005

US DRY CLEANING CORPORATION
(Exact name of registrant as specified in its chapter)

Delaware	000-23305	77-0357037
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1930 Auiki Street Honolulu, Hawaii 96891
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (808) 843-3700

First Virtual Communications, Inc. 303 Twin Dolphin Drive, Sixth Floor Redwood City, California 94065
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 30, 2005, US Dry Cleaning Corporation (formerly known as First Virtual Communications, Inc.) announced in a press release that, effective as of December 30, 2005, the company changed its name to “US Dry Cleaning Corporation.” Effective December 30, 2005, the new CUSIP number for the company’s common stock is 903333 10 2. A copy of the press release attached as Exhibit 99.1 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Exhibit

99.1	Press Release dated December 30, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2005	US DRY CLEANING CORPORATION

	By:	/s/ Michael E. Drace
Michael E. Drace
President and Chief Executive Officer

Exhibit Index

Exhibit	Description of Exhibit

99.1	Press Release dated December 30, 2005.